EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-11,
                   Asset-Backed Certificates, Series 2005-11

GSAA0511
1A2 AND 2A2
100% Servicier Advancing
30 CPR
Failing Trigger from month 1



-----------------------------    ------------------------------------   ------------------------------------
Deal Index     Values                Priced at                   100        Priced at                   100
-----------------------------    ------------------------------------   ------------------------------------
LIBOR_1MO             4.1400            1A1                                    2A1
LIBOR_6MO             4.5800
LIBOR_1YR             4.8366     Disc Margin                      28    Disc Margin                      28
CMT_1YR               4.3800     WAL                            1.82    WAL                            1.82
-----------------------------    Mod Durn                      1.701    Mod Durn                      1.702
                                 Principal Window     Nov05 to Oct10    Principal Window     Nov05 to Oct10
                                 ------------------------------------   ------------------------------------



                                 ------------------------------------   ------------------------------------
                                     Priced at     99-27+                   Priced at      99-27 3/8
                                 ------------------------------------   ------------------------------------
                                        1A2                                    2A2

                                       Disc Margin                35           Disc Margin               35
                                               WAL              6.01                   WAL             6.01
                                          Mod Durn             5.226              Mod Durn            5.227
                                  Principal Window    Oct10 to Feb13      Principal Window   Oct10 to Feb13
                                 ------------------------------------   ------------------------------------


                                 ------------------------------------
                                     Priced at                   100
                                 ------------------------------------
                                        M1

                                 Disc Margin                      52
                                 WAL                            7.86
                                 Mod Durn                      6.532
                                 Principal Window     Feb13 to Apr14
                                 ------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA0511
1A2 AND 2A2
100% Servicier Advancing
30 CPR
Failing Trigger from month 25 and Passing from month 37



-----------------------------    ------------------------------------   ------------------------------------
Deal Index     Values                Priced at                   100        Priced at                   100
-----------------------------    ------------------------------------   ------------------------------------
LIBOR_1MO             4.1400            1A1                                    2A1
LIBOR_6MO             4.5800
LIBOR_1YR             4.8366     Disc Margin                      30    Disc Margin                      30
CMT_1YR               4.3800     WAL                            2.55    WAL                            2.55
-----------------------------    Mod Durn                      2.283    Mod Durn                      2.283
                                 Principal Window     Nov05 to Feb20    Principal Window     Nov05 to Feb20
                                 ------------------------------------   ------------------------------------



                                 ------------------------------------   ------------------------------------
                                     Priced at     99-27+                   Priced at      99-27 3/8
                                 ------------------------------------   ------------------------------------
                                        1A2                                    2A2

                                       Disc Margin                40           Disc Margin               40
                                               WAL              3.18                   WAL             3.18
                                          Mod Durn             2.771              Mod Durn            2.771
                                  Principal Window    Nov05 to Feb20      Principal Window   Nov05 to Feb20
                                 ------------------------------------   ------------------------------------


                                 ------------------------------------
                                     Priced at                   100
                                 ------------------------------------
                                        M1

                                 Disc Margin                      49
                                 WAL                            4.72
                                 Mod Durn                      4.147
                                 Principal Window     Dec08 to Feb15
                                 ------------------------------------



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.